                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 17, 1997

                               PENNFIRST BANCORP, INC.
       -------------------------------------------------------------------

              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)




         PENNSYLVANIA                                      0-19345                                      25-1659846
-------------------------------------      -----------------------------------              ------------------------------
(STATE OR OTHER JURISDICTION                     (COMMISSION FILE NUMBER)                            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                                                   IDENTIFICATION NUMBER)




600 LAWRENCE AVENUE
ELLWOOD CITY, PENNSYLVANIA                                                                          16117
--------------------------------------------                                         ------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                         (ZIP CODE)





                                (412) 758-5584
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

PennFirst Bancorp, Inc.
Form 8-K
Page 2

ITEM 5.  OTHER EVENTS

         The information to be reported herein is incorporated by reference from the press release, dated September 17, 1997, filed as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                          (a)     Not applicable.

                          (b)     Not applicable.

                          (c)     Exhibits.

                                  99    Press release dated September 17, 1997.

PennFirst Bancorp, Inc.
Form 8-K
Page 3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PENNFIRST BANCORP, INC.
                                        (Registrant)



Date: September 17, 1997         By:/s/ Charlotte A. Zuschlag
      ------------------            --------------------------------------
                                    Charlotte A. Zuschlag
                                    President & Chief Executive Officer
                                    (Principal Executive Officer)